                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 24, 2003

                            THE LUBRIZOL CORPORATION
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             (Exact name of registrant as specified in its charter)


           Ohio                           1-5263                 34-0367600
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(State or other                  (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

         29400 Lakeland Boulevard
         Wickliffe, Ohio                                         44092-2298
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(Address of principal executive offices)                         (Zip Code)

                                 (440) 943-4200
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              (Registrant's telephone number, including area code)


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        c.  Exhibits

            99.1  The Lubrizol Corporation News Release dated April 24, 2003

Item 9. Regulation FD Disclosure

        The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial
        Condition," and is included under this Item 9 in accordance with the procedural guidance in SEC Release No. 33-8216.

        A copy of the press release dated April 24, 2003 announcing the Company's results for the three months ended March 31, 2003, is attached as Exhibit 99.1 to this Current Report on Form 8-K

        The Company believes that disclosure of earnings per share data excluding the current year restructuring charge and the effect of the prior year accounting change is useful to investors because it depicts operating results excluding these items and may provide the investor with a better base from which to make future projections.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                         THE LUBRIZOL CORPORATION

Date:  April 24, 2003                    By:  /s/  Leslie M. Reynolds
                                         Name:  Leslie M. Reynolds
                                         Title: Corporate Secretary and Counsel


                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          ------------
99.1                 The Lubrizol Corporation New Release dated April 24, 2003.